UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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SEMILEDS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 29, 2018. SEMILEDS CORPORATION SEMILEDS CORPORATION 3F NO. 11 KE JUNG ROAD CHU-NAN SITE, HSINCHU SCIENCE PARK CHU-NAN 350 MIAO-LI COUNTY, TAIWAN R. O. C. See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual For holders as of: May 2, 2018 Date: June 29, 2018 Time: 10:00 A.M. local time Location: SemiLEDs 3rd floor, No. 11, Ke Jung Road Chu-Nan, Hsinchu Science Park Miao-Li County, Taiwan E48382-P10552

Before You Vote How to Access the Proxy Materials  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 17, 2018 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX g XXXX XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E48383-P10552

Voting Items  1. Election of Directors Nominees: 01) Trung T. Doan 02) Walter Michael Gough 03) Dr. Edward Hsieh 04) Roger Lee 05) Scott R. Simplot The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for fiscal year 2018. 3. Advisory vote on executive compensation. The Board of Directors recommends you vote 3 YEARS on proposal 4. 4. Advisory vote on the frequency of holding future advisory votes on executive compensation. The Board of Directors recommends you vote FOR proposal 5. 5. Approve the amendment of the restated certificate of incorporation, as amended, to reduce the number of authorized common stock from 75,000,000 to 7,500,000. NOTE: Transact such other business as may properly come before the annual meeting including adjournments and postponements.  The Board of Directors recommends you vote FOR the following:   E48384-P10552

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